SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



                                  JUNE 26, 2007
                                -----------------
                                (Date of Report)

                           ALANCO TECHNOLOGIES, INC.
                           -------------------------
             (Exact name of Registrant as specified in its charter)


                                    0-9437
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                             (Commission File No.)

                    ARIZONA                        86-0220694
         ---------------------------     ---------------------------------
        (State of other jurisdiction(    (IRS Employer Identification No.)



             15575 N 83RD WAY, SUITE 3, SCOTTSDALE, ARIZONA  85260
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            (Address of Principal Executive Office)       (Zip Code)


                                 (480) 607-1010
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

(  ) Written communication pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

(  ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On June 22, 2007, the A.P. Moller-Maersk Group, one of the world's largest shipping companies, published a press release identifying StarTrak Systems, a subsididary of Alanco Technologies, Inc., as the provider of the GenTrak genset-based monitoring devices utilized on Maersk Line's refrigerated containers. The majority of the existing Maersk Line North American genset fleet, in excess of 5,000 units, will be fitted with this new technology by the end of July.

Maersk Line, a division of A.P. Moller-Maersk Group, is one of the leading liner shipping companies in the world, serving customers all over the globe. With a fleet numbering more than 500 container vessels and more than 1,900,000 containers, Maersk Line ensures reliable and comprehensive worldwide coverage. Their feeder vessels, trucks and dedicated trains allow them to offer a unique concept of door-to-door services.

The A.P. Moller-Maersk Group is a worldwide organization with about 110,000 employees and offices in around 130 countries - with global headquarters in Copenhagen, Denmark. In addition to owning one of the world's largest shipping companies, the group is also involved in a wide range of activities within the energy, shipbuilding, retail and manufacturing industries.

StarTrak Systems is a leading provider of GPS tracking and wireless asset management services to the transportation industry and the dominant provider of tracking, monitoring and control services to the refrigerated or "Reefer" segment of the transportation marketplace. StarTrak products increase efficiency and reduce costs of the refrigerated supply chain through the wireless monitoring and control of critical Reefer data, including GPS location, cargo temperatures and Reefer fuel levels. StarTrak offers complete integrated solutions for refrigerated trailers, trucks, railcars, and containers. Additional information is available at www.StarTrak.com.

Alanco Technologies, Inc. (NASDAQ: ALAN), headquartered in Scottsdale, Arizona, is a rapidly growing provider of wireless tracking and asset management solutions through its StarTrak Systems and Alanco/TSI PRISM subsidiaries. Corporate website: www.alanco.com

A copy of the press release is attached.

Item 9.01

     Exhibit 99.1   Press release from A.P. Moller-Maersk Group, dated
                    June 22, 2007, identifies StarTrak Systems as the vendor of the tracking system utilized on Maersk Line's refrigerated containers.


                                   SIGNATURES

Date: June 26, 2007                By:  /s/John A Carlson
                                        -----------------------
                                        Chief Financial Officer